UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc. 2211 H.H. Dow Way, Midland, MI 48674 (989) 636-1000	Delaware	30-1128146

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Section 8 - Other Events

Item 8.01 Other Events.

Dow Inc. (the “Company”) is registering 5,410,000 shares (the “Shares”) of its common stock, par value $0.01 per share, under the Company’s registration statement on Form S-3 (File No. 333-288028) (the “Registration Statement”), to be issued pursuant to the base prospectus contained therein, as supplemented by a prospectus supplement, dated as of July 10, 2026, filed with the U.S. Securities and Exchange Commission on July 10, 2026 (the “Prospectus Supplement”). The Shares may become issued and outstanding upon the exercise, settlement or vesting of certain awards issued by the Company under the Dow Inc. 2019 Stock Incentive Plan to the extent not eligible for registration on Form S-8. In connection with the filing of the Prospectus Supplement, the Company is filing a legal opinion as Exhibit 5.1 to this Current Report on Form 8-K, which is incorporated by reference into the Registration Statement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

5.1	Opinion of Shandell S. Massey, Corporate Secretary and Assistant General Counsel, Dow Inc.
23.1	Consent of Shandell S. Massey (included in Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: July 10, 2026

/s/ SHANDELL S. MASSEY

Shandell S. Massey

Corporate Secretary and Assistant General Counsel